EXHIBIT 32.2

CERTIFICATION REQUIRED UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Kenneth J. Hall, Executive Vice President, Chief Financial Officer and Treasurer of Mercator Software, Inc. (the “Company”) do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)    The Quarterly Report on Form 10-Q of the Company for the period ending June 30, 2003 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

(ii)    The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003

By:	/s/ KENNETH J. HALL
Kenneth J. Hall Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)